Subsequent event	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent event

29.	Subsequent event

Aeterna Zentaris GmbH Insolvency

On March 5, 2026, the Company announced the strategic decision to cease funding its German subsidiaries, AEZS Germany, and its wholly-owned subsidiary Zentaris IVF GmbH. As a result, AEZS Germany, and its wholly owned subsidiary Zentaris IVF GmbH filed an insolvency petition on March 23, 2026 at a German Court to open insolvency proceedings. The Biopharmaceutical segment includes the results of AEZS Germany and Zentaris IVF GmbH as further described in note 26, segment information. The Company thereby anticipates through the insolvency process surrendering its rights to Macrilen® (macimorelin) and relinquish its control and deconsolidate its wholly-owned subsidiary, thereby significantly reducing its ongoing operating expenses.